UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012 (March 23, 2012)

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to Merger Agreement

On March 23, 2011, Energy Transfer Partners, L.P. (the “Partnership”), Citrus ETP Finance LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“ETP Finance Sub”), Citrus ETP Acquisition, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“ETP Merger Sub”) and Energy Transfer Equity, L.P. (“ETE”) entered into Amendment No. 2 (the “Second Amendment”) to that certain Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, as amended by Amendment No. 1 thereto (the “First Amendment”) dated September 14, 2011 (as amended, the “Citrus Merger Agreement”). The Citrus Merger Agreement provides for the merger of ETP Merger Sub with and into CrossCountry Energy, LLC, a Delaware limited liability company (“CCE”), with CCE continuing as the surviving entity (the “Citrus Merger”), immediately prior to the previously announced merger of Sigma Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of ETE (“ETE Merger Sub”), with and into Southern Union Company, a Delaware corporation (“Southern Union”), with Southern Union continuing as the surviving entity (the “Sigma Merger”).

The Second Amendment provided that, in connection with the closing of the transactions contemplated by the Citrus Merger Agreement, (i) ETP Finance Sub would provide a guarantee of collection of principal, on the terms set forth therein (the “Citrus Guarantee”), for the benefit of the holders of the Senior Notes (as hereinafter defined) and the trustee under the Indenture dated January 18, 2005, as supplemented by the Tenth Supplemental Indenture, dated as of January 17, 2012 with respect to $2,000,000,000 aggregate principal amount of the Partnership’s senior notes, comprised of 5.20% Senior Notes due 2022 and 6.50% Senior Notes due 2042 (the “Senior Notes”) and (ii) PEPL Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Southern Union (“PEPL Holdings”) would enter into a support agreement (the “Support Agreement”) with ETP Finance Sub pursuant to which PEPL Holdings will provide contingent, residual support to ETP Finance Sub with respect to its obligations under the Citrus Guarantee.

Closing of Citrus Merger and Entry into Citrus Guarantee and Support Agreement

On March 26, 2012, (i) ETE assigned and Southern Union assumed the benefits and obligations of ETE under the Citrus Merger Agreement and, ETE unconditionally guaranteed Southern Union’s obligations under the Citrus Merger Agreement, (ii) ETP Finance Sub entered into the Citrus Guarantee and (iii) the Partnership, ETP Finance Sub and PEPL Holdings entered into the Support Agreement. Immediately thereafter, the relevant parties completed the Citrus Merger, followed by the Sigma Merger.

Following the Sigma Merger, PEPL Holdings is a wholly owned subsidiary of ETE. ETE owns the general partner of the Partnership, all of the Partnership’s incentive distribution rights and approximately 52.5 million of the Partnership’s common units.

The above description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, (i) the full text of the Second Amendment, which is filed as Exhibit 2.1 hereto, (ii) the full text of the Citrus Merger Agreement, which is filed as Exhibit 2.1 to ETP’s Current Report on Form 8-K filed with the SEC on July 20, 2011, and (iii) the full text of the First Amendment, which is filed as Exhibit 2.1 to ETP’s Current Report on Form 8-K filed with the SEC on September 15, 2011, each of which are incorporated herein by reference. The above descriptions of the Citrus Guarantee and the Support Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Citrus Guarantee, which is attached as Exhibit 10.1 hereto, and the Support Agreement, which is attached as Exhibit 10.2 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 26, 2012, the Partnership completed the Citrus Merger, resulting in CCE surviving as a wholly owned subsidiary of the Partnership. CCE indirectly owns a 50% interest in Citrus Corp., a Delaware corporation (“Citrus Corp.”), which owns 100% of the Florida Gas Transmission pipeline system that was previously jointly owned by Southern Union and El Paso Corporation.

In exchange for the contribution of CCE to the Partnership, the Partnership (i) issued 2,249,092 common units valued at $105,000,000 to CCE Holdings, LLC, the direct parent company of CCE (“CCE Holdings”) and (ii) distributed $1,895,000,000 to CCE Holdings. The value of the common units issued as part of the consideration was based on the volume-weighted average trading price for the ten consecutive trading days ending immediately prior to the date that was three trading days prior to the closing date of the Citrus Merger, as provided in the Citrus Merger Agreement. The common units were issued to CCE Holdings in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.

The information set forth under Item 1.01 under the headings “Closing of Citrus Merger and Entry into Citrus Guarantee and Support Agreement” and under Item 5.03 is incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 is incorporated into this Item 3.02 by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Citrus Merger, on March 26, 2012, Energy Transfer Partners GP, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), adopted Amendment No. 1 (the “LP Agreement Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 28, 2009 (the “Partnership Agreement”). Pursuant to the terms of the LP Agreement Amendment, the General Partner (which is a wholly owned subsidiary of ETE) will relinquish its rights to $13.75 million in distributions it would otherwise be entitled to receive with respect to its incentive distribution rights in the Partnership for each of 16 consecutive quarters, commencing with the fiscal quarter ending March 31, 2012.

In connection with the closing of the Sigma Merger, on March 26, 2012, Energy Transfer Partners, L.L.C., a Delaware limited liability company and the general partner of the General Partner (“GP LLC”), adopted Amendment No. 2 to the Third Amended and Restated Agreement of Limited Partnership of the General Partner, dated as of April 17, 2007 (the “General Partner LP Agreement Amendment”). Pursuant to the terms of the General Partner LP Agreement Amendment, the General Partner shall follow certain procedures designed to enhance the corporate separateness of the General Partner from other entities, including its affiliates.

In connection with the closing of the Sigma Merger, on March 26, 2012, ETE, as the sole member of GP LLC, adopted Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of GP LLC, dated as of August 10, 2010 (the “GP LLC Agreement Amendment”). Pursuant to the terms of the GP LLC Agreement Amendment, GP LLC shall, and shall cause the Partnership to, follow certain procedures designed to enhance the corporate separateness of GP LLC and the Partnership from other entities, including their affiliates.

The above descriptions of the LP Agreement Amendment, the General Partner LP Agreement Amendment and the GP LLC Agreement Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of LP Agreement Amendment, the General Partner LP Agreement Amendment and the GP LLC Agreement Amendment, which are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 hereto, respectively.

Item 7.01. Regulation FD Disclosure.

On March 26, 2012, ETP issued a press release in connection with the completion of the Citrus Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Forward Looking Statements

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Among those factors are the risk that the anticipated benefits from the Citrus Merger cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K and other documents filed from time to time with the SEC. ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial information required to be filed by this Item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(b) Pro forma financial information.

The pro formal financial information required to be filed by this Item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

2.1	Amendment No. 2, dated March 23, 2012, to the Amended and Restated Agreement and Plan of Merger, by and among Energy Transfer Partners, L.P., Citrus ETP Acquisition, L.L.C., Energy Transfer Equity, L.P., Southern Union Company, and CrossCountry Energy, LLC, dated as of July 19, 2011.

3.1	Amendment No. 1, dated March 26, 2012, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated July 28, 2009.

3.2	Amendment No. 2, dated March 26, 2012, to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P., dated April 17, 2007.

3.3	Amendment No. 1, dated March 26, 2012, to the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated August 10, 2010.

10.1	Guarantee of Collection made as of March 26, 2012, by Citrus ETP Finance LLC, to Energy Transfer Partners, L.P.

10.2	Support Agreement, dated March 26, 2012, by and among PEPL Holdings, LLC, Energy Transfer Partners, L.P. and Citrus ETP Finance LLC.

99.1	Press release of Energy Transfer Partners, L.P. dated March 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C. its general partner

Date: March 27, 2012		/s/ Martin Salinas, Jr. Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 2, dated March 23, 2012, to the Amended and Restated Agreement and Plan of Merger, by and among Energy Transfer Partners, L.P., Citrus ETP Acquisition, L.L.C., Energy Transfer Equity, L.P., Southern Union Company, and CrossCountry Energy, LLC, dated as of July 19, 2012.

3.1	Amendment No. 1, dated March 26, 2012, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated July 28, 2009.

3.2	Amendment No. 2, dated March 26, 2012, to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners GP, L.P., dated April 17, 2007.

3.3	Amendment No. 1, dated March 26, 2012, to the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated August 10, 2010.

10.1	Guarantee of Collection made as of March 26, 2012, by Citrus ETP Finance LLC, to Energy Transfer Partners, L.P.

10.2	Support Agreement, dated March 26, 2012, by and among PEPL Holdings, LLC, Energy Transfer Partners, L.P. and Citrus ETP Finance LLC.

99.1	Press release of Energy Transfer Partners, L.P. dated March 26, 2012.